Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
June, 1998

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  7.37%
     June, 1998  6.98%
     May, 1998  7.37%
     April, 1998  7.77%



Cash Yield                                              20.15%


Investor Charge Offs                                    5.77%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.41%


Seller's Interest                                       25.60%


Total Payment Rate                                      10.81%


Total Principal Balance                                $4,569,613,783.29


Investor Participation Amount                          $562,500,000.00


Seller Participation Amount                            $1,169,613,783.2